UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 8, 2008
Date of Report

July 8, 2008
(Date of Earliest Event Reported)

PETRONATIONAL CORP.

(FORMERLY OUTBACK ENERGY CORP.)
(Exact name of Registrant as Specified in its Charter)

225 Marine Drive, Suite 210
Blaine, Washington, 98230
(Address of Principal Executive Offices)

Tel: (360) 332-0905
(Registrant's Telephone Number)
Nevada	333-129664	98-0470356
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On July 8, 2008, Outback Energy Corp. (the "Company") amended its Articles of Incorporation to: (i) effect a 2 for 1 reverse stock split, and (ii) change its name from “Outback Energy Corp.” to “PetroNational Corp.” The record date for the reverse split is July 7, 2008. Prior to that on June 12, 2008, the Company had effected a 2 for 1 reverse split.

As a result of the name change, the Company’s new trading symbol under the OTC Bulletin Board is “PTNL.”

The text of the Company’s amendment to its Articles of Incorporation reflecting the reverse split and name change is attached as Exhibit 3.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3.1    Amendment to Articles filed with Nevada Secretary of State

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRONATIONAL CORP.
(formerly Outback Energy Corp.)

By: /s/ G. Leigh Lyons
G. Leigh Lyons, President

Dated: July 8, 2008